UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

INTEGRATED BIOPHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Not Applicable)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

This Amendment No. 1 (this “Amendment”) to Schedule 14A of Integrated BioPharma, Inc. (the “Company”) that was originally filed on October 28, 2009, is being filed to reflect a change in the Company’s independent auditors that are the subject of Proposal No. 2 regarding the ratification of the Company’s independent auditors by its stockholders. No attempt has been made in this Amendment to otherwise modify or update disclosures presented in the original Schedule 14A, other than to correct typographical or other immaterial errors. Other than as set forth above, this Amendment does not reflect events occurring after the date of the original filing or modify or update disclosures affected by the subsequent events.

INTEGRATED BIOPHARMA, INC.
225 Long Avenue
Hillside, New Jersey 07205

November 6, 2009

To Our Stockholders:

On behalf of the Board of Directors, it is our pleasure to invite you to attend the 2009 Annual Meeting of Stockholders of Integrated BioPharma, Inc. (the “Company”), which will be held at 9:00 a.m. local time, on November 23, 2009 at the Company’s Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205.

At the Annual Meeting, you will be asked to elect three Class I directors for a three year term, to amend the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 11,000,000 to 13,000,000 and to ratify the appointment of independent auditors of the Company for the 2009 fiscal year. These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A proxy is included along with the Proxy Statement. These materials are being sent to stockholders on or about November 6, 2009.

It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

                                                               /s/ E. Gerald Kay

E. Gerald Kay

Chief Executive Officer

INTEGRATED BIOPHARMA, INC.
225 Long Avenue
Hillside, New Jersey 07205

Notice of Annual Meeting of Stockholders

to be Held on November 23, 2009

and
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders
To be Held on November 23, 2009

9:00am, Local Time

To the Stockholders of Integrated BioPharma, Inc.:

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders (the “Meeting”) of Integrated BioPharma, Inc., a Delaware corporation (the “Company”), will be held on November 23, 2009, at 9:00 a.m., local time, at the Company’s Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205, for the purpose of considering and acting upon the following proposals:

1.	To elect three Class I directors for a three year term to serve until the 2012 Annual Meeting of Stockholders;

2.	To increase the number of shares under the Company’s Stock Option Plan from 11,000,0000 to 13,000,000;

3.	To ratify the appointment of the Company’s independent accountants for the fiscal year ending June 30, 2010; and

4.	The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

Only holders of record of the Company’s common stock, par value $.002 per share (“Common Stock”), at the close of business on October 23, 2009 (the “Record Date”), are entitled to vote on the matters to be presented at the Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 20,249,442.

The Proxy statement and the Company’s annual report are available at

https://materials.proxyvote.com/45811V.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSALS NO. 1, NO. 2 AND NO. 3, TO BE PRESENTED TO THE COMPANY'S STOCKHOLDERS AT THE MEETING.

By order of the Board of Directors.

                                                      /s/ Dina L. Masi

Dina L. Masi

Secretary

Hillside, New Jersey
November 6, 2009

It is important that your shares be represented at this meeting in order that a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

INTEGRATED BIOPHARMA, INC.

225 Long Avenue
Hillside, New Jersey 07205

PROXY STATEMENT
2009 ANNUAL MEETING OF STOCKHOLDERS

To be held on November 23, 2009

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integrated BioPharma, Inc. (the “Company”), a Delaware corporation, to be voted at the 2009 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205 on November 23, 2009, at 9:00 a.m. local time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about November 6, 2009.

Only holders of record of the Company’s common stock, par value $.002 per share (“Common Stock”), at the close of business on October 23, 2009 (the “Record Date”), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on the Record Date and entitled to vote was 20,249,442.

Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

At the Annual Meeting, stockholders will be asked to consider and vote upon proposals: (1) to elect three Class I directors for a three year term to serve until the 2012 Annual Meeting of Stockholders (the “Director Proposal”); (2) to amend the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 11,000,000 to 13,000,000 (the “Stock Option Plan Proposal”); and (3) to ratify the appointment of Friedman LLP as the Company’s independent auditors for the fiscal year ending June 30, 2010 (the “Independent Auditors Proposal”). At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

QUORUM AND VOTE REQUIREMENTS

The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Directors are elected by a plurality of votes cast. The Stock Option Plan Proposal and the Independent Auditors Proposal and all other matters to properly come before the Annual Meeting will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker “non-votes” (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes have no impact on the election of directors except to reduce the number of votes for the nominees. With respect to all other proposals, broker non-votes are not counted as votes and, therefore, will not be included in vote totals and abstentions will have the effect of a negative vote against such other proposals.

SOLICITATION AND REVOCATION

PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS.

All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) FOR the Director Proposal; (2) FOR the Stock Option Proposal; (3) FOR the Independent Auditors Proposal, and in accordance with the proxy holder’s discretion as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

The Company will bear its own cost for the solicitation of proxies. Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers, and employees of the Company personally, by telephone, or otherwise, but any such person will not be specifically compensated for such services. The Company also intends to make, through banks, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Stock. Upon request, the Company will reimburse brokers, dealers, banks and similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock which such persons hold of record.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The Company's Board of Directors is currently composed of six (6) directors divided into three classes of directors serving staggered 3-year terms.

The Class I directors, whose terms of office expire in 2009, are Mr. E. Gerald Kay, Ms. Riva Sheppard and Mr. Carl DeSantis.

The Class II directors, whose terms of office expire in 2011, are Mr. William Milmoe, Ms. Christina Kay and Mr. Robert Canarick.

Currently there are no Class III directors, whose terms of office would expire in 2010.

The stockholders will consider and vote upon the election of Mr. E. Gerald Kay, Ms. Riva Sheppard and Mr. Carl DeSantis to serve as Class I directors until the 2012 annual meeting of stockholders (subject to their respective earlier removal, death or resignation) and until their successors are elected and qualified.

Unless a stockholder withholds authority, a properly signed and dated proxy will be voted FOR the election of the nominees, unless the proxy contains contrary instructions. The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

The following table sets forth certain information with respect to the members of the Company’s Board of Directors as of the fiscal year ended June 30, 2009:

Recommendation and Vote

Approval of the election of these nominees for directors requires the affirmative vote of a plurality of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTORS LISTED ABOVE.

PROPOSAL NO. 2 APPROVAL OF AMENDMENT OF STOCK OPTION PLAN

At the Annual Meeting, stockholders will be asked to approve an amendment to the Integrated Health Technologies, Inc. 2001 Stock Option Plan (the "Option Plan") to increase by 2,000,000 the number of shares of Common Stock reserved for issuance under the Option Plan to an aggregate of 13,000,000 shares. The Board of Directors approved the amendment October 20, 2009. The amendments and the Option Plan are summarized below and the full text of the Option Plan, as amended, is attached hereto as Appendix A.

Description of the Amendment

The amendment increases by 2,000,000 the number of shares of Common Stock reserved for issuance under the Option Plan to an aggregate of 13,000,000 shares. If approved by the stockholders, the amendment shall be effective immediately.

Reasons for the Amendment

The Board of Directors believes that stock options are an important incentive for attracting, retaining and motivating employees and officers through the opportunity of equity participation. In the view of the Board of Directors, stock options uniquely focus the attention of the officers and employees on the Company's goal of increasing shareholder value, since the options only provide a reward to the extent that the stock price increases. The Board of Directors further believes that stock option grants have been a key element in the Company's growth. The amendment to increase the number of shares of Common Stock under the Option Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for stock options.

As of September 30, 2009, 1,424,562 shares of Common Stock remained available for the grant of stock options or Restricted Stock under the Option Plan. Based on the number of shares remaining under the Option Plan, and the shares anticipated to be needed for the granting of options to attract and retain key employees, sufficient shares are not expected to be available for the grant of stock options without increasing the number of shares available under the Option Plan.

Description of the Option Plan

The Option Plan was adopted by the Board of Directors on October 1, 2001. The Option Plan provides for the granting of either "incentive stock options" or "non-qualified stock options" to acquire Common Stock (collectively, “Options”) to employees, officers, directors, and consultants of the Company. The Option Plan also provides for the granting of restricted stock to eligible participants in addition to or in lieu of, stock options. An aggregate of 13,000,000 shares of Common Stock have been reserved for issuance under the Option Plan, subject to stockholder approval of the amendment. In the event that any outstanding options expire or are terminated or forfeited, the shares allocable to such expired, terminated or forfeited Options shall again become available for the granting of Options.

Our Board of Directors approved the Option Plan on October 1, 2001 to provide for the granting of either "incentive stock options" or "non-qualified stock options". The Option Plan does not pose a limit or restriction on the number of shares, which our Board of Directors may grant as either incentive or non-qualified stock options. Under present law, however, incentive stock options may only be granted to employees. The granting of incentive stock options allows the Company to reward key employees for their contribution to the growth of the Company and to the appreciation in stockholder value. In not restricting the number of available shares for either incentive or non-qualified stock options, our Board of Directors will have greater flexibility in determining the type of options that may be granted.

Our Board of Directors approved the Option Plan to also provide for the granting of restricted stock to eligible participants in addition to, or in lieu of, stock options. The Board of Directors believes that it is prudent to have the flexibility to grant a variety of stock-based awards to eligible grantees, in order to accomplish our goal of giving the necessary incentive to our employees, officers, directors and consultants.

Under the Option Plan, our Board of Directors has the authority to determine when options will vest and when options may be exercised, subject to applicable law. This provides our Board of Directors the flexibility necessary to determine the terms and conditions of options that are to be granted. By giving the Board of Directors the discretion to decide the vesting and exercise periods, our Board of Directors may tailor option grants to individual grantees, taking into account the performance of the Company and the particular contributions made by the grantee.

Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. We may grant options at an exercise price less than, equal to or greater than the fair market value of our Common Stock on the date of grant. Under present law, incentive stock options may not be granted at an exercise price less than the fair market value of the common stock on the date of grant or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company. The Option Plan permits our Board of Directors to determine how optionees may pay the exercise price of their options, including by cash or check, or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note, or by any combination of the permitted forms of payment.

Our Board of Directors administers the Option Plan. Our Board of Directors has the authority to adopt, amend and repeal the rules, guidelines and practices of the Option Plan and to interpret its provisions. It may delegate authority under the Option Plan to one or more committees of the Board of Directors and, subject to certain limitations to a member of our Board of Directors or, to one or more of our executive officers. Subject to any applicable limitations contained in the Option Plan, our Board of Directors or any committee, member of the Board of Directors or executive officer to whom our Board of Directors delegates authority, as the case may be, selects the recipients of awards and determines:

•	The number of shares of Common Stock covered by options and the dates upon which such options become exercisable;

•	The exercise price of options;

•	The duration of options; and

•

the number of shares of Common Stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including the conditions for repurchase, issue price and repurchase price.

Future grants of options under the Option Plan are in the discretion of the Board and, thus the amount of such grants, if any, are not presently determinable.

The market value of the Common Stock as of the close of business on September 30, 2009 as reflected by the closing price of the Common Stock on the OTC Bulletin Board, was $0.28 per share.

Federal Tax Consequences

Tax Treatment of Incentive Stock Options

In general, no taxable income for regular federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

If, however, the option holder disposes of his option shares prior to the expiration of the required holding period, he will recognize ordinary income for federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price.  Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided that such amount constitutes an ordinary and reasonable expense of the Company.

Tax Treatment of Nonqualified Stock Options

Subject to the exercise price of the option being equal to or greater than the fair market value of the Common Stock on the date of grant of the nonqualified stock option, no taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and the Company will not be entitled to a tax deduction for such grant.

Upon the exercise of a nonqualified stock option, the option holder will include in taxable income, for federal income tax purposes, the excess in value on the date of exercise of the shares acquired pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder’s holding period for the shares (commencing upon the exercise of the option) and upon the subsequent appreciation or depreciation in the value of the shares.

Unless the limitations set forth in Section 162(m) are applicable, the Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares (less the exercise price) in his or her income.

Under Section 409A of the Code, a recipient of a nonqualified stock option that has an exercise price less than the fair market value of the Common Stock on the date of grant could be required to recognize income on the date of grant, or when the option vests, and be subject to interest and penalties.

Tax Treatment of Restricted Stock

A recipient of a restricted stock grant will not, except as provided below, recognize income upon the receipt of a grant of restricted stock. The recipient will recognize taxable income at such time as the restricted stock vests in an amount equal to the fair market value of the stock upon the vesting date. A recipient may elect pursuant to Section 83(b) of the Internal Revenue Code to treat the restricted stock as vested on the grant date, if certain conditions are met, in which case the recipient may recognize taxable income upon the date of grant. Unless the limitations set forth in Section 162(m) are applicable, the Company generally will be entitled to a corresponding tax deduction at the time the recipient is required to include the fair market value of the restricted stock in his or her taxable income.

Withholding of Tax

The Company is permitted to deduct and withhold or make provision for amounts required to satisfy its withholding tax liabilities with respect to its employees.

Recommendation and Vote

Approval of the amendment to the Option Plan requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S OPTION PLAN.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file reports of ownership and changes in ownership of common stock with the Securities and Exchange Commission. Certain persons required to file such reports failed to do so on a timely basis as required by Section 16(a) of the Exchange Act.  Based solely on a review of the reports received by us and representations made to us, we believe that all reports required by Section 16(a) of the Exchange Act to be filed by our officers and directors and 10% beneficial owners were filed on a timely basis, except that (i) Mr. DeSantis was late with respect to filing Forms 4 with respect to five transactions, and (ii) each of Mr. Kay, Ms. Kay, Ms. Sheppard, Ms. Masi and Mr. Canarick were late with respect to filing a Form 4 with respect to one transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of common stock of Integrated BioPharma beneficially owned on October 20, 2009, by:

•	each person who is known by Integrated BioPharma to beneficially own five percent (5%) or more of the common stock of Integrated BioPharma;

•	each of the directors and executive officers of Integrated BioPharma; and

•	all of Integrated BioPharma’s directors and executive officers, as a group.

Except as set forth below, the address of each of the persons listed below is c/o Integrated BioPharma Inc., 225 Long Avenue, Hillside, New Jersey 07205.

Securities Authorized for Issuance Under Equity Compensation Plans

     The following table includes information as of June 30, 2009 relating to the Company's stock option plans, which comprise all of the Company's equity compensation plans. The table provides the number of securities to be issued upon the exercise of outstanding options under such plans, the weighted-average exercise price of such outstanding options and the number of securities remaining available for future issuance under such plans.

DIRECTORS

The Board of Directors held eleven meetings during the fiscal year ended June 30, 2009. All directors attended at least 75% of the meetings of the Board. Mr. Canarick attended all of the audit committee meetings held during the fiscal year ended June 30, 2009 on which he served.

For the fiscal year ended June 30, 2009, each independent director who was a director as of the beginning of the fiscal year was granted 25,000 options (an aggregate of 75,000 options) to purchase the Company’s common stock under the Company’s 2001 Stock Option Plan, with an exercise price of $0.14 which represents the fair market value of the shares of common stock as of the grant date. The options vest equally over twelve months and the stock options will expire in ten years from the date of grant (two of the three independent directors resigned during the fiscal year ended June 30, 2009). No compensation was paid to any director for his or her services to the Board of Directors or any committee who was also an officer and/or significant stockholder. The only standing committee of the Board of Directors is the Audit Committee, whose current members are Mr. Canarick and Mr. Milmoe (Mr. Milmoe was appointed to the Committee in September 2009 until such time the Board replaces him with a qualified independent director). The Company has not determined whether any member of its Audit Committee qualifies as an “Audit Committee Financial Expert” due to the recent turnover in its Committee members. The Audit Committee periodically consults with the Company’s management and independent public accountants on financial matters, including the Company’s internal financial controls and procedures. The Audit Committee met four times in Fiscal 2009. The then members of the Audit Committee attended all the Audit Committee meetings, except for Dr. Vidadi Yusibov, who served on the Committee up to his resignation in November 2008, and whom did not attend any of the Audit Committee meetings.

The Company does not have a standing nominating committee or compensation committee. With respect to nominating and compensation matters, the entire Board performs these functions. At such time, if any, as the Board composition changes or the Board otherwise deems appropriate, the Company may establish a separate nominating committee or compensation committee. As a result, the entire Board participates in the consideration of Board nominees and nominated the candidates for election named in this Proxy Statement.

The Company’s common stock is currently traded on the OTC Bulletin Board, a regulated quotation service that displays real-time quotes, last-sale prices and volume information in over-the-counter securities (“OTCBB”). OTCBB regulations do not require the Company to have audit, nomination or compensation committees. In addition, when the Company’s common stock was listed on the NASDAQ Global Market, the Company determined that due to the beneficial ownership by E. Gerald Kay and certain of his family members and Carl DeSantis of greater than 50% of the Common Stock of the Company outstanding as of October 20, 2009, the Company is a “controlled company” as defined by the NASDAQ Global Market. As such, the Company was exempt from certain requirements of the NASDAQ Global Market standards, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and the requirements regarding the determination of compensation of executive officers and the nomination of directors by independent directors.

The Company has adopted a Code of Ethics which applies to our directors, officers, senior management and certain other of our employees, including our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. Our Code of Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, as filed with the SEC on September 28, 2004, as amended as of November 10, 2004.

EXECUTIVE OFFICERS

The following individual is an executive officer of the Company but is not a Director or Nominee for Director:

Dina L. Masi, age 48, is Senior Vice President, Chief Financial Officer and Secretary of the Company. Ms. Masi joined the Company on November 17, 2005. Previously, Ms. Masi most recently operated a financial services consulting firm, DLM Accounting and Financial Services, LLC, providing accounting and financial services to small business owners and SEC registrants from May 2005 to November 2005. From June 2002 to December 2004, Ms. Masi served as the Chief Financial Officer and Senior Vice President of Prescott Funding, LLC, a licensed residential mortgage lender specializing in non-conforming consumer lending. Ms. Masi also served as the Chief Financial Officer and Senior Vice President of Fintek, Inc., a privately owned financial consulting services company, from July 2001 to September 2005 and as Management Information Officer from February 1998 to July 2001. Prior to that, Ms. Masi was the Chief Financial Officer and Executive Vice-President of The Aegis Consumer Funding Group, Inc., a publicly-traded consumer finance company that specialized in sub-prime automobile receivables, from July 1992 to January 1998. Prior to her time at Aegis, Ms. Masi was with BDO Seidman, LLP.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The goal of our named executive officer compensation program is the same as our goal for operating the Company—to create long-term value for our stockholders. Toward this goal, we have designed and implemented our compensation programs for our named executives to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our stockholders and to encourage them to remain with the Company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary and annual bonus, equity incentive compensation, retirement and other benefits. In deciding on the type and amount of compensation for each executive, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each executive in a manner we believe optimizes the executive’s contribution to the Company.

Compensation Objectives

Performance. Our five executives who are identified in the Summary Compensation Table below (whom we refer to as our named executives) have a combined total of 83 years with the Company, during which they have held different positions and been in some cases promoted to increasing levels of responsibility. The amount of compensation for each named executive reflects his or her superior management experience, continued high performance and exceptional career of service to the Company over a long period of time. A key element of compensation that depends upon the named executive’s performance is equity incentive compensation in the form of stock options and restricted stock units (RSUs), subject to vesting schedules that require continued service with the Company.

Base salary is designed to be commensurate with the executive’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Our other elements of compensation focus on motivating and challenging the executive to achieve superior, longer-term, sustained results.

Alignment. We seek to align the interests of the named executives with those of our investors by evaluating executive performance on the basis of key financial measurements which we believe closely correlate to long-term stockholder value, including revenue, operating profit, earnings per share, operating margins, return on total equity or total capital, cash flow from operating activities and total stockholder return. Equity incentive compensation awards align the interests of the named executives with stockholders because the total value of those awards corresponds to stock price appreciation.

Retention. Our senior executives have been presented with other professional opportunities, including ones at potentially higher compensation levels. We attempt to retain our executives by using continued service as a determinant of total pay opportunity, with the extended vesting terms of stock option and RSU awards.

Implementing Our Objectives

Determining Compensation. We rely upon our judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements and long-term potential to enhance stockholder value. Specific factors affecting compensation decisions for the named executives include:

o     key financial measurements such as revenue, operating profit, earnings per share, operating margins, return on total equity or total capital, cash flow from operating activities and total stockholder return;

o     strategic objectives such as acquisitions, dispositions or joint ventures, technological innovation and globalization;

o     promoting commercial excellence by launching new or continuously improving products or services, being a leading market player and attracting and retaining customers;

o     achieving specific operational goals for the Company, including improved productivity, simplification and risk management;

o     achieving excellence in their organizational structure and among their employees; and

o     supporting our values by promoting a culture of unyielding integrity through compliance with law and our ethics policies, as well as commitment to community leadership and diversity.

We generally do not adhere to rigid formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements. We consider competitive market compensation paid by other companies, but we do not attempt to maintain a certain target percentile within a peer group or otherwise rely on those data to determine executive compensation. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment.

We strive to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. Any apportionment goal is not applied rigidly and does not control our compensation decisions; we use it as another tool to assess an executive’s total pay opportunities and whether we have provided the appropriate incentives to accomplish our compensation objectives. Our mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards. We also seek to balance compensation elements that are based on financial, operational and strategic metrics with others that are based on the performance of our shares. We believe the most important indicator of whether our compensation objectives are being met is our ability to motivate our named executives to deliver superior performance and retain them to continue their careers with us on a cost-effective basis.

No Employment and Severance Agreements. Our named executives do not have employment, severance or change-of-control agreements. Our named executives serve at the will of the Board, which enables the Company to terminate their employment with discretion as to the terms of any severance arrangement. This is consistent with the Company’s performance-based employment and compensation philosophy. In addition, our policies on employment, severance and retirement arrangements help retain our executives by subjecting to forfeiture significant elements of compensation that they have accrued over their careers at the Company if they leave the Company prior to retirement.

Role of Board and CEO. The Board of Directors has primary responsibility in developing and evaluating potential candidates for executive positions, including the CEO, and for overseeing the development of executive succession plans. As part of this responsibility, the Board oversees the design, development and implementation of the compensation program for the CEO and the other named executives. The Board evaluates the performance of the CEO and determines CEO compensation in light of the goals and objectives of the compensation program. The CEO and the Board together assess the performance of the other named executives and determine their compensation, based on initial recommendations from the CEO.

Our CEO assists the Board in reaching compensation decisions with respect to the named executives other than the CEO. The other named executives do not play a role in their own compensation determination, other than discussing individual performance objectives with the CEO.

Role of Compensation Consultants. We have not used the services of any other compensation consultant in matters affecting senior executive or director compensation. In the future, either the Company or the Board may engage or seek the advice of other compensation consultants.

Equity Grant Practices. The exercise price of each stock option awarded to our senior executives under our long-term incentive plan is the closing price of our stock on the date of grant. Scheduling decisions are made without regard to anticipated earnings or other major announcements by the Company.

Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public Company may deduct for compensation paid to the Company’s CEO or any of the Company’s four other most highly compensated executive officers who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by stockholders). For the year ended June 30, 2009, the deduction for compensation paid to the Company’s “covered employees” was not limited by Section 162(m).

Potential Impact on Compensation from Executive Misconduct. If the Board determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limit, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct resulted in a significant restatement of the Company’s financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Elements Used to Achieve Compensation Objectives
Annual cash compensation

Base salary. Base salaries for our named executives depend on the scope of their responsibilities, their performance, and the period over which they have performed those responsibilities. Decisions regarding salary increases take into account the executive’s current salary and the amounts paid to the executive’s peers within and outside the Company. Base salaries are reviewed approximately every 12 months, but are not automatically increased if the Board believes that other elements of compensation are more appropriate in light of our stated objectives. This strategy is consistent with the Company’s primary intent of offering compensation that is contingent on the achievement of performance objectives.

Bonus. The Company does not at this time pay bonuses to the named executives, but does not rule out doing so in the future when appropriate.

The salaries paid to the named executives during the year ended June 30, 2009 are discussed below and shown in the Summary Compensation Table below.

Equity awards

The Company’s equity incentive compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance, align the interests of the executive with our stockholders’ and retain the executives through the term of the awards. We consider the grant size and the appropriate combination of stock options when making award decisions. The amount of equity incentive compensation granted in 2008 was based upon the strategic, operational and financial performance of the Company overall and reflects the executives’ expected contributions to the Company’s future success. Existing ownership levels are not a factor in award determination, as we do not want to discourage executives from holding significant amounts of our stock.

We have expensed stock option and RSU grants under Statement of Financial Accounting Standards 123, Share-Based Payment (SFAS 123) since 2006, and adopted SFAS 123, as revised, in 2004 (SFAS 123R) beginning in 2006. When determining the appropriate amount of stock options and RSUs, our goal is to weigh the cost of these grants with their potential benefits as a compensation tool. Stock options only have value to the extent the price of our stock on the date of exercise exceeds the exercise price on grant date, and thus are an effective compensation element only if the stock price grows over the term of the award. In this sense, stock options are a motivational tool.

Each of the named executives received grants of stock options in the year ended June 30, 2009. The stock options granted become exercisable in three (3) equal annual installments beginning from the vesting anniversary date, December 18, generally one year after the grant date and have a maximum ten-year term (see outstanding equity table filed herein). We believe that this vesting schedule aids the Company in retaining executives and motivating longer-term performance. Under the terms of the Company’s long-term incentive plan, unvested stock options and RSUs are forfeited if the executive voluntarily leaves the Company.

Other Compensation

Includes the total matching contribution of the Integrated BioPharma, Inc. 401(k) Profit Sharing Plan of the Named Executive Officer.

Compensation for the Named Executives in the Year ended June 30, 2009

Strength of Company performance. The specific compensation decisions made for each of the named executives for the year ended June 30, 2009 reflect the performance of the Company against key financial and operational measurements. A more detailed analysis of our financial and operational performance is contained in the Management’s Discussion & Analysis section of our most recent Annual Report on Form 10-K filed with the SEC.

CEO compensation. In determining Mr. Kay’s and former CEO, Mr. Jeffrey Leach’s compensation for the year ended June 30, 2009, the Board considered their performance against their financial, strategic and operational goals for the year. In the fiscal year ended June 30, 2009, Mr. Kay received $150,805 in salary and $10,250 in other compensation for his service as an executive officer and the Chief Executive Officer of the Company. In the fiscal year ended June 30, 2009, Mr. Kay served as the Company’s Chief Executive Officer from July 1, 2008 to November 4, 2008 and from April 3, 2009 to June 30, 2009. Mr. Leach received $176,739 in salary for his service as the Chief Executive Officer and an employee of the Company in the fiscal year ended June 30, 2009. Mr. Leach, served as the Chief Executive Officer of the Company from November 5, 2008 to April 2, 2009. Mr. Kay’s and Mr. Leach’s compensation for the 2009 fiscal year was based on qualitative managerial efforts and business ingenuity.

CFO compensation. In determining Ms. Masi’s compensation for the year ended June 30, 2009, the Board considered her performance against her financial, strategic and operational goals for the year. In the year ended June 30, 2009, Ms. Masi received $188,093 in salary and $1,970 in other compensation for her service as an executive officer of the Company. Ms. Masi’s compensation for the 2009 fiscal year was based on qualitative managerial efforts and business ingenuity.

Report of the Board of Directors

The Board of Directors has reviewed and discussed with our management the Compensation Discussion and Analysis included in this Proxy. Based on that review and discussion, the Board has recommended that the Compensation Discussion and Analysis be included in this Proxy.

October 20, 2009                                                                                                          BOARD OF DIRECTORS

E. Gerald Kay
Riva Sheppard
Carl DeSantis
Christina Kay

William H Milmoe

Robert Canarick

Summary Compensation Table for 2009

The table below summarizes the total compensation paid or earned by our Chief Executive Officer and our Chief Financial Officer and three other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(1)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)		Total ($)
E. Gerald Kay	2009	$150	,805	-0-	$91	,487	$54	,627	-0-	-0-	$10	,250	$297,506
Chairman and Chief Executive	2008	176	,901	-0-	75	,296	44	,839	-0-	-0-	20	,500	317,536
Officer	2007	163	,067	-0-	18	,928	12	,217	-0-	-0-	20	,330	214,542

Jeffrey R Leach (3)	2009	176	,739	-0-	14	,494	12	,098	-0-	-0-		-0-	203,331
Chief Executive Officer and
President

Dina Masi	2009	188	,093	-0-	81	,824	48	,935	-0-	-0-	1	,970	320,825
Chief Financial Officer and	2008	204	,880	-0-	65	,607	38	,317	-0-	-0-	6	,165	314,969
Senior Vice President	2007	180	,491	-0-	15	,143	9	,669	-0-	-0-	2	,655	207,958

Riva Sheppard	2009	125	,947	-0-	91	,487	53	,128	-0-	-0-	5	,550	276,112
Executive Vice President	2008	136	,884	-0-	75	,296	43	,499	-0-	-0-	21	,550	277,229
	2007	120	,087	-0-	18	,928	11	,693	-0-	-0-	7	,800	158,508

Christina Kay	2009	152	,357	-0-	91	,487	53	,128	-0-	-0-	5	,400	302,372
Executive Vice President	2008	166	,557	-0-	75	,296	43	,499	-0-	-0-	7	,800	293,152
	2007	147	,905	-0-	18	,928	11	,693	-0-	-0-	8	,100	186,626

__________________

(1)

The amounts in this column reflect the dollar amount recognized as expense with respect to stock options for financial statement reporting purposes during the twelve months ended June 30, 2009, 2008 and 2007, in accordance with SFAS No. 123(R), and thus includes amount from awards granted prior to each twelve month period ended, respectively. Assumptions used in the calculation of this amount are included in Note 3 to the audited financial statements included in our annual report.

(2)	The amount shown in this column reflects for each named executive officer the total estimated value of the matching contribution to the Integrated BioPharma, Inc. 401(k) Profit Sharing Plan.
(3)

Mr. Jeffrey R. Leach served as the Company’s Chief Executive Officer and President from November 5, 2008 to April 2, 2009. The amount shown in this table reflects Mr. Leach’s compensation paid by the Company as a non executive officer of the Company as well as his compensation paid while he served in his roles noted in the above table. Mr. Leach was not a named executive officer during the Company’s 2008 and 2007 fiscal years.

Grants of Plan-Based Awards for 2009

The table below reports all grants of plan-based awards made during fiscal 2009 to the Named Executive Officers of the Company:

					All Other		Grant
					Option		Date Fair
		Estimated Possible Payouts			Awards:	Exercise	Value of
		Under Equity Incentive			Number of	or Base	Stock and
		Plan Awards			Securities	Price of	Option
		Threshold	Target	Maximum	Underlying	Option	Awards
Name	Grant Date	($)	($)	($)	Options	Awards	($)(a)
E. Gerald Kay	01/23/09	-0-	-0-	-0-	100,000	$0.15	$11,400
Jeffrey R. Leach	01/23/09	-0-	-0-	-0-	175,000	0.14	20,125
Dina Masi	01/23/09	-0-	-0-	-0-	150,000	0.14	17,250
Riva Sheppard	01/23/09	-0-	-0-	-0-	90,000	0.14	10,350
Christina Kay	01/23/09	-0-	-0-	-0-	90,000	0.14	10,350

__________________

(a)                                  Represents the grant date fair value of each such stock option computed in accordance with FAS 123R.

Outstanding Equity Awards at Fiscal Year-End 2009

	Option Awards						Stock Awards
	Number of Securities Underlying		Number of Securities Underlying				Number of Shares or Units		Market Value of Shares or Units of
	Unexercised		Unexercised		Option		of Stock That		Stock That
	Options		Options		Exercise		Have Not		Have Not
	Exercisable		Unexercisable		Price	Option	Vested		Vested
Name	(#)		(#)		($)	Expiration Date	(#)		($)(1)
E. Gerald Kay	583,000	(a)			$0.55	10/07/2008
	179,520	(b)			0.83	12/19/2010
	300,000	(c)			0.36	10/11/2007
	100,000	(c)			0.36	10/11/2012
	9,182	(d)			10.89	12/04/2008
	90,818	(d)			10.89	12/04/2013
	14,430	(e)			6.93	09/21/2009
	85,570	(e)			6.93	09/21/2014
	9,667	(f)	4,833	(f)	7.48	02/07/2012
	1,000	(f)	500	(f)	7.48	02/07/2017
	10,000	(g)	20,000	(g)	3.36	11/02/2012
			100,000	(h)	0.15	12/18/2013
							58,001	(i)	7,540
Jeffrey R. Leach	3,200	(f)	1,600	(f)	6.80	02/07/2017
			175,000	(h)	0.14	12/18/2018
							170,067	(j)	22,109
Dina Masi	50,000	(k)			3.13	11/17/2015
	8,534	(f)	4,267	(f)	6.80	02/07/2017
	10,000	(g)	20,000	(g)	3.05	11/02/2017
			150,000	(h)	0.14	12/18/2018
							55,733	(l)	7,245
	100,000	(c)			0.33	12/04/2012
							58,001	(i)	7,540

Riva Sheppard	10,667	(f)	5,333	(f)	6.80	02/07/2017
	66,666	(m)			1.50	10/07/2008
	150,000	(a)			0.50	12/01/2009
	100,000	(b)			0.75	12/19/2010
	100,000	(c)			0.33	12/04/2012
	100,000	(d)			9.90	12/04/2013
	100,000	(e)			6.30	12/04/2014
	20,000	(g)	10,000	(g)	3.05	11/02/2017
			90,000	(h)	0.14	12/18/2018
							58,001	(i)	7,540
Christina Kay	10,667	(f)	5,333	(f)	6.80	02/07/2017
	66,666	(m)			1.50	10/07/2008
	150,000	(a)			0.50	12/01/2009
	100,000	(b)			0.75	12/19/2010
	100,000	(c)			0.33	10/11/2012
	100,000	(d)			9.90	12/04/2013
	100,000	(e)			6.30	12/04/2014
	20,000	(g)	10,000	(g)	3.05	11/02/2017
			90,000	(h)	0.14	12/18/2018
							58,001	(i)	7,540

__________________

 (1) The market value of the restricted shares was computed using $0.13, the closing share price of the Company’s common shares on June 30, 2009.

(a) Common share options granted on 12/01/1999 which vested in a one year period.

(b) Common share options granted on 12/19/2000 which vested in a one year period.

(c) Common share options granted on 10/11/2002 which vested in a one year period.

(d) Common share options granted on 12/04/2003 which vested in a one year period.

(e) Common share options granted on 09/21/2004 which vested in a one year period.

(f) Common share options granted on 02/07/2007 which vest over a three year period.

(g) Common share options granted on 11/16/2007 which vest over a three year period.

(h) Commons share options granted on 01/23/2009 which vest over a three year period.

 (i) Restricted stock units of: 11,334 will vest on December 20, 2009; 23,333 will vest on November 2, 2009 and 23,334 will vest on November 2, 2010.

 (j) Restricted stock units of 3,400 will vest on December 20, 2009 and restricted shares of commons stock of 83,333 and 83,334 will vest on January 1, 2010 and January 1, 2011, respectively.

(k) Common share options granted on 11/17/2005 which vested in a one year period.

(l) Restricted stock units of: 9,068 will vest on December 20, 2009; 23,333 will vest on November 2, 2009 and 23,334 will vest on November 2, 2010.

(m) Common share options granted on 10/07/1998 which vested in a one year period, these options expired unexercised.

Option Exercises and Stock Vested for 2009

The named executive officers exercised stock options during fiscal 2009 and had stock vested during fiscal 2009 as follows:

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)		(e)
	Number of Shares	Value Realized	Number of Shares		Value Realized on
	Acquired on Exercise	on Exercise	Acquired on Vesting		Vesting
Name	(#)	($)(1)	(#)		($)(2)
E. Gerald Kay	862,520	2,616,671	34,667	(3)	13,661
Jeffrey R. Leach	-0-	-0-	86,733	(4)	17,874
Dina Masi	-0-	-0-	32,401	(5)	11,031
Riva Sheppard	416,666	1,225,332	34,667	(3)	13,661
Christina Kay	416,666	1,225,332	34,667	(6)	11,281

(1)	The market price used in determining the value realized was calculated using the close of the share price on the NASDAQ Global Market on the date of exercise.

(2)	The market price used in determining the value realized was calculated using the close of the share price on the NASDAQ Global Market on the date of vesting.

(3)	Represents 23,334 and 11,333 shares of restricted stock which vested in November 2008 and January 2009, respectively.

(4)	Represents 3,400 and 83,333 shares of restricted stock which vested in November and December 2008, respectively.

(5)	Represents 23,334 and 9,067 shares of restricted stock which vested in November and December 2008, respectively.

(6)	Represents 23,334 and 11,333 shares of restricted stock which vested in November and December 2008, respectively.

Potential Payments upon Termination or Change in Control

The Company does not have any agreements or arrangements with its executive officers that would entitle such named executive officers to payments or the provision of other benefits upon termination of employment.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The Company currently does not have any employment contracts or other similar agreements or arrangements with any of its executive officers.

Director Compensation for 2009

	Fees Earned or Paid in Cash ($)	Stock Awards ($) (b)	Option Awards ($) (c)	All Other Compensation ($)	Total ($)
E. Gerald Kay (a)
Riva Sheppard (a)
Carl DeSantis	$-0-	$25,165	$1,469	$-0-	$26,634
Christina Kay (a)
Robert Canarick	-0-	19,337	12,403	-0-	31,740
Robert B Kay (d)	-0-	-0-	12,184	13,276	25,460
Bradley Hoecker (e)	-0-	-0-	960	-0-	960
Jeffrey R Leach (a)(f)
Glenn Chang (g)	-0-	14,334	8,249	-0-	22,583
Vidadi Yusibov (h)	-0-	5,247	10,760	-0-	16,007
William H Milmoe (i)	-0-	54,087	16,401	-0-	70,488

__________________

(a)	Does not receive compensation in capacity as director, however, compensation as a named executive officer is disclosed above.

(b)	Represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2009 for outstanding RSUs in accordance with FAS 123R.
(c)	Represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2009 for outstanding stock options in accordance with FAS 123R.
(d)	Includes the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2009 for outstanding stock options in accordance with FAS 123R that were granted for compensation earned not in his capacity as a Director of the Company and all other compensation represents Mr. Robert Kay’s salary as an officer of a wholly owned subsidiary of the Company through his resignation date of November 26, 2008.
(e)	Mr. Bradley Hoecker served as a director of the Company from December 18, 2008 to his resignation on March 20, 2009.
(f)	Mr. Jeffrey Leach resigned as an officer and director of the Company on April 2, 2009. He remains an employee of the Company.
(g)	Mr. Glenn Chang resigned as a director of the Company on February 24, 2009.
(h)	Dr. Vidadi Yusibov resigned as a director of the Company on November 26, 2008.
(i)	Includes the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2009 for outstanding stock awards in accordance with FAS 123R that were granted for compensation earned not in his capacity as a d irector of the Company.

Our non-employee directors held the following unexercised options at fiscal year end 2009:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
E. Gerald Kay(a)
Riva Sheppard(a)
Carl DeSantis(b)	25,000		$0.75	12/19/2010
	25,000		0.33	10/11/2012
	4,500		3.36	11/02/2017
Christina Kay(a)
Robert Canarick(c)	25,000		0.50	12/01/2009
	25,000		0.75	12/19/2010
	25,000		0.33	10/11/2012
	25,000		9.90	12/04/2013
	25,000		6.30	09/21/2014
	25,000		3.99	11/23/2015
	3,200	1,600	6.80	02/07/2017
	4,500		3.05	11/02/2017
	14,583	10,417	0.14	12/18/2018
Robert B Kay(a)(d)	100,000		9.90	12/04/2013
	100,000		6.30	09/21/2014
Bradley Hoecker (e)
Jeffrey R Leach(a)(f)
Glenn Chang(g)	25,000		9.90	12/04/2013
	25,000		6.30	09/21/2014
	25,000		3.99	11/23/2015
Vidadi Yusibov(h)	10,000		9.90	12/04/2013
	10,000		14.90	05/03/2014
	2,500		6.30	09/21/2014
	1,000		4.10	11/04/2015
William H Milmoe(i)	25,333	12,667	3.05	09/01/2017

__________________

(a)	Did not receive compensation in capacity as director. Unexercised options as a named executive officer are disclosed above.

(b)	In addition to the above listed stock options, Mr. Carl DeSantis has 4,767 restricted stock units with a market value of $620 (based on the closing market value of the Company’s common stock on June 30, 2009 of $0.13) that will vest on December 20, 2009.
(c)	In addition to the above listed stock options, Mr. Robert Canarick has 3,400 restricted stock units with a market value of $442 (based on the closing market value of the Company’s common stock on June 30, 2009 of $0.13) that will vest on December 20, 2009.
(d)	Mr. Robert B. Kay resigned as an officer of a wholly owned subsidiary of the Company and a director on November 26, 2008.
(e)	Mr. Bradley Hoecker served as a director of the Company from December 18, 2008 to his resignation on March 20, 2009.
(f)	Mr. Jeffrey Leach resigned as an officer and director of the Company on April 2, 2009. He remains an employee of the Company.
(g)	Mr. Glenn Chang resigned as a director of the Company on February 24, 2009.
(h)	Dr. Vidadi Yusibov resigned as a director of the Company on November 26, 2008.
(i)	The options listed in the above table represent options granted to Mr. Milmoe in November 2007 prior to his nomination as a director of the Company on December 18, 2008.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Warehouse and office facilities are leased from Vitamin Realty Associates, L.L.C., a limited liability company, which is 90% owned by E. Gerald Kay, Riva Sheppard and Christina Kay (all stockholders and directors of the Company) and 10% owned by Eric Friedman, an employee of the Company. The lease was effective on January 10, 1997 and provides for minimum annual rentals of $346,000 through January 10, 2002, plus increases in real estate taxes and building operating expenses. At its option, the Company has the right to renew the lease for an additional five-year period. On April 28, 2000 the lease was amended reducing the square footage and extending the lease to May 31, 2015. As of June 30, 2009, the Company has $443,269 outstanding and owed to the Vitamin Realty Associates, L.L.C. representing unpaid rents.

On February 19, 2008, the Company entered into two Securities Purchase Agreements (the "SPA") relating to a private placement of securities with two investors, one of whom is an affiliate of Carl DeSantis, a director of the Company, which resulted in gross proceeds, in the aggregate, of approximately $17.4 million to the Company. The private placement involved the sale of (i) 6,000 shares of newly designated redeemable Series C Convertible Preferred Stock (the “Series C Preferred Stock”) with a stated value of $1,000 per share, (ii) $4,500 in principal amount of 9.5% Convertible Note Payable (the “Convertible Note Payable”), (iii) $7,000 in principal amount of 8.0% Notes Payable (the “Notes Payable”) and (iv) 200,000 shares of the Company’s common stock. The Notes Payable (non related party) and the Convertible Note Payable are secured by a pledge of substantially all of the Company’s assets.

CD Financial, LLC (“CD Financial”), a related party, provided gross proceeds of $7.5 million, exclusive of a discount of approximately $163,000 to be repaid by the Company at a future date, in exchange for 3,000 shares of Series C Preferred Stock, and $4.5 million in principal amount of the Convertible Note Payable. The Convertible Note Payable bears interest at an annual rate of 9.5% and matures on or before February 21, 2011. The Convertible Note Payable may be converted, at any time and at the holder’s option, into shares of our common stock based on a conversion price as set out in the Convertible Note Payable. The conversion price is a formula that bases the conversion price on the greater of (i) 90% of the average Volume Weighted Average Price market price of our common stock for 20 trading days immediately preceding the conversion date and (ii) $2.00, subject to adjustment in the event of a stock dividend, stock split or combination, reclassification or similar event and upon certain issuances below the conversion price. The Company has the option to prepay the Convertible Note Payable. For the fiscal year ended June 30, 2009 and 2008, included in Interest Expense in the Consolidated Statement of Operations, is approximately $32,000 and $229,000 and $12,000 and $79,000, respectively, related to the accretion of the discount and accretion of the beneficial conversion feature on the Convertible Note Payable, respectively. As of June 30, 2009, the Company had interest in arrears of approximately $145,000 on the Convertible Note Payable. In March 2009, the Company and CD Financial entered into an oral agreement to suspend the cash interest payments on the Convertible Note Payable until the Company returned to positive cash flows in its operations. In this agreement, CD Financial agreed not to give any default notices or increase interest rates due to such default (the default interest rate as defined in the Convertible Note Payable is 18%). In September 2009, the Company made an interest payment of approximately $37,000, representing the payment of one month’s interest arrearage.

Also, in accordance with the Convertible Note Payable, the Company will issue and deliver to CD Financial, for no additional consideration, 50,000 shares of Common Stock, on a quarterly basis in arrears, commencing with the three-month anniversary of the issuance date, until the Convertible Note Payable has been repaid in full, after which the Company's obligations to issue shares of Common Stock will no longer be applicable.

Carl DeSantis, a director of the Company and a member of CD Financial and CD Financial have guaranteed certain liabilities of the Company. On April 7, 2009, CD Financial entered into a Guaranty Agreement with Creative Flavors, Inc. (“CFC”), a major supplier of the Company, guaranteeing up to $500,000 of the Company’s outstanding obligation with CFC. The guaranty is continuing and remains in effect until terminated by written notice to CFC. As of June 30, 2009, the Company had an outstanding obligation to CFC in the amount of approximately $1.1 million, which amount is included in accounts payable in the Company’s Consolidated Balance Sheet.

On July 1, 2009, the Company entered into a credit and payment agreement (the “Payment Agreement”) with a separate major supplier, Triarco, Inc. (“Triarco”). Under the terms of the Payment Agreement, the Company is obligated to pay its past due balance in eight equal installments of $50 beginning August 1, 2009 and Mr. DeSantis agreed to separately guaranty (the “Personal Guaranty”) the Company’s obligations to Triarco. In exchange, Triarco agreed to extend additional credit of $400,000 (the “Additional Amount Outstanding”) on net thirty day terms beginning with trade payables dated June 24, 2009. The Personal Guaranty is limited to the lesser of the aggregate amount owed to Triarco, or $800,000. As of June 30, 2009, the Company owed Triarco approximately $454,000, approximately $41,000 under the Additional Amount Outstanding and approximately $413,000 was past due, these amounts are included in accounts payable in the Company’s Consolidated Balance Sheet. CD Financial and Mr. DeSantis did not receive any compensation from the Company in connection with these guarantees.

PROPOSAL NO. 3 RATIFICATION OF

THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company has appointed the firm of Friedman LLP, independent auditors, to audit the consolidated financial statements of Integrated BioPharma, Inc. and its subsidiaries for the fiscal year ending June 30, 2010, subject to ratification by the Company’s Stockholders. The Board of Directors reserves the right to appoint a different independent registered public accounting firm at any time during the year if the Board of Directors believes that a change is in the best interest of the Company and its stockholders. We anticipate that a representative of Friedman LLP will be present at the Annual Meeting and will be provided with the opportunity to make a statement if such representative desires to do so and to be available to respond to appropriate questions from stockholders.

Representatives of Friedman LLP will normally attend most meetings of the Audit Committee. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one fiscal quarter and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

The Audit Committee, on an annual basis, reviews the services performed by the Company’s independent auditors. The Audit Committee reviewed and approved the fees charged by Amper, Politziner & Mattia, LLP as the independent auditors of the Company for the fiscal year ended June 30, 2009.

Change in Accountants

Amper, Politziner & Mattia, LLP (“Amper”) was previously the principal accounting firm for the Company. On November 2, 2009, Amper was dismissed as the Company’s independent registered public accounting firm based upon a decision of the Audit Committee of the Board of Directors of the Company.

The audit reports of Amper on the consolidated financial statements of the Company for the Company’s two most recent fiscal years through June 30, 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles; provided, however, that Amper’s report dated October 12, 2009 did contain a modification as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through November 2, 2009, there were no disagreements with Amper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Amper, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.

During the Company’s two most recent fiscal years and through November 2, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended).

The Company provided Amper with a copy of the Form 8-K, filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 2, 2009 (the “Form 8-K”), prior to such filing with the SEC, and requested Amper to furnish the Company with a letter addressed to the SEC, stating whether or not it agrees with the statements made in the Form 8-K and, if not, stating the respects in which it does not agree. A copy of such letter, dated November 2, 2009, is filed as Exhibit 16.1 to the Form 8-K.

Effective October 30, 2009, the Audit Committee of the Company’s Board of Directors approved the appointment of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the year ending June 30, 2010.

During the Company’s two most recent fiscal years and through October 30, 2009, neither the Company nor anyone on its behalf consulted Friedman regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Related Fees

     The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended June 30, 2009 and June 30, 2008 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q in the fiscal years ended June 30, 2009 and June 30, 2008, were $120,180 and $259,600, respectively, all of which are attributable to Amper.

Audit Fees

     Amper did not render professional services relating to the assurance and related services reasonable related to the performance of the audit or review of financial statements that are not reported above for the fiscal years ended June 30, 2009 and June 30, 2008.

Tax Fees and All Other Fees

     Amper billed fees for other services for the fiscal years ended June 30, 2009 and June 30, 2008 in the amount of none and $134,000, respectively. Amper did not receive any fees for tax services in the fiscal years ended June 30, 2009 and June 30, 2008.

Recommendation and Vote

Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE INDEPENDENT AUDITORS PROPOSAL.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company (the "Audit Committee") is composed of two (2) directors. One of the two members of the committee is independent. The Board of Directors has adopted an Audit Committee Charter. Management is responsible for the Company's internal control and financial reporting process. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with Management and the Company's independent public accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with Management and the Company's independent public accountants. The Audit Committee discussed with the independent public accountants matters required to be discussed by Statement of Auditing Standards Numbers 90 and 61 (communication with Audit Committees). The Company's independent public accountants also provided to the Audit Committee the written disclosures required by Independence Standard No. 1 (independence discussions with Audit Committee), and the Audit Committee discussed with the independent public accountants that firm's independence. The Audit Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditor's independence.

     Based upon the Audit Committee's discussions with Management and the independent public accountants and the Audit Committee's review of the representation of management and the report of the independent public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2009 filed with the Securities and Exchange Commission.

The foregoing has been approved by all members of the Audit Committee.

Robert Canarick

William H. Milmoe

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

Stockholder proposals to be included in the Company’s proxy statement with respect to the 2010 Annual Meeting of Stockholders must be received by the Company at its Executive Offices located at 225 Long Avenue, Hillside, New Jersey 07205 no later than July 9, 2010. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

In addition, the Company’s By-laws contain certain notice and procedural requirements applicable to director nominations by stockholders and stockholder proposals, irrespective of whether the proposal is to be included in the Company’s proxy statement. If a stockholder seeks to nominate a candidate for election or proposes business for consideration at the 2010 Annual Meeting of Stockholders, a stockholder’s notice shall be delivered to the Secretary of the Company at the Company’s principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days before or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made, whichever occurs first. If the notice is not received by such date, it will be considered untimely under the Company’s By-laws.

The Board of Directors does not have a formal process for stockholders to send communications (including director nominations) to the Board. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. Written communications to the Board may be sent to the Board at the Company’s chief executive offices at Integrated BioPharma, Inc., 225 Long Avenue, New Jersey 07205, and the Company will promptly circulate such communications to all members of the Board (or to those particular directors to whom such communication is specifically addressed). A stockholder who intends to nominate an individual for election to the Board of Directors (other than a candidate proposed by the Board of Directors) must do so in accordance with the foregoing procedures.

DISCRETIONARY AUTHORITY

A duly executed proxy given in connection with the Company’s 2009 Annual Meeting of Stockholders will confer discretionary authority on the proxies named therein, or any of them, to vote at such meeting on any matter of which the Company does not have written notice on or before September 22, 2009, which is forty-five (45) days prior to the date on which the Company is first mailing its proxy materials for its 2009 Annual Meeting of Stockholders, without advice in the Company 2009 Proxy Statement as to the nature of such matter.

OTHER BUSINESS OF THE MEETING

The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, in as much as matters of which management of the Company is not now aware may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their discretion with respect thereto.

ADDITIONAL INFORMATION

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2009, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE SECRETARY, INTEGRATED BIOPHARMA, INC., 225 LONG AVENUE, HILLSIDE, NEW JERSEY 07205.

By order of the Board of Directors

                                                      /s/ E. Gerald Kay

E. Gerald Kay

Chief Executive Officer

November 6, 2009

Appendix A

INTEGRATED HEALTH TECHNOLOGIES, INC.

2001 STOCK OPTION PLAN

TABLE OF CONTENTS

1.	PURPOSE	1
2.	DEFINITIONS	1
3.	ADMINISTRATION OF THE PLAN	4
	3.1 Board	4
	3.2 Committee	4
	3.3 Grants	4
	3.4 Deferral Arrangement	5
	3.5 No Liability	5
4.	STOCK SUBJECT TO THE PLAN	5
5.	GRANT ELIGIBILITY	5
	5.1 Employees and Other Service Providers	5
	5.2 Successive Grants	5
	5.3 Limitations on Incentive Stock Options	5
6.	AWARD AGREEMENT	6
7.	TERMS AND CONDITIONS OF OPTIONS	6
	7.1 Option Price	6
	7.2 Vesting and Option Period	6
	7.3 Term	6
	7.4 Exercise of Options on Termination of Service	7
	7.5 Limitations on Exercise of Option	7
	7.6 Exercise Procedure	7
	7.7 Right of Holders of Options	7
	7.8 Delivery of Stock Certificates	7
8.	TRANSFERABILITY OF OPTIONS	7
	8.1 Transferability of Options	7
	8.2 Family Transfers	8
9.	RESTRICTED STOCK	8
	9.1 Grant of Restricted Stock	8
	9.2 Restrictions	8
	9.3 Restricted Stock Certificates	8
	9.4 Rights of Holders of Restricted Stock	8
	9.5 Termination of Service	9
	9.6 Purchase and Delivery of Stock	9
	9.7 Stock Units	9
10.	FORM OF PAYMENT	10
	10.1 General Rule	10
	10.2 Surrender of Stock	10
	10.3 Cashless Exercise	10
	10.4 Promissory Note	10
11.	WITHHOLDING TAXES	11
12.	PARACHUTE LIMITATIONS	11
13.	REQUIREMENTS OF LAW	12
	13.1 General	12
	13.2 Rule 16b-3	12
	13.3 Financial Reports	12

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14.	EFFECT OF CHANGES IN CAPITALIZATION	12
	14.1 Changes in Stock	12
	14.2 Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs	13
	14.3 Reorganization, Sale of Assets or Sale of Stock Which involves a Change of Control	13
	14.4 Adjustments	14
	14.5 No Limitations on Company	14
15.	DURATION AND AMENDMENTS	14
	15.1 Term of the Plan	14
	15.2 Amendment and Termination of the Plan	14
16.	GENERAL PROVISIONS	14
	16.1 Disclaimer of Rights	14
	16.2 Nonexclusivity of the Plan	14
	16.3 Captions	15
	16.4 Other Award Agreement Provisions	15
	16.5 Number and Gender	15
	16.6 Severability	15
	16.7 Pooling	15
	16.8 Governing Law	15

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INTEGRATED HEALTH TECHNOLOGIES, INC.
(FORMERLY KNOWN AS CHEM INTERNATIONAL, INC.)

STOCK OPTION PLAN

INTEGRATED HEALTH TECHNOLOGIES, INC. (formerly known as Chem International, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 2001 Stock Option Plan (the "Plan") as follows:

1. PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options and restricted stock in accordance with the terms hereof. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided herein.

2. DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2 "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock agreement or other written agreement between the company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3 "Benefit Arrangement" shall have the meaning set forth in Section 15 hereof.

2.4 "Board" means the Board of Directors of the Company.

2.5 "Cause" means, as determined by the Board and unless otherwise provided in an applicable employment agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; conviction of a criminal offense (other than minor traffic offenses); or material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.6 "Change of Control" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates at the time the Plan is approved by the Company’s shareholders) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.7 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

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2.8 "Comittee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of one or more members of the Board.

2.9 "Company" means Integrated Health Technologies, Inc.

2.10 "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.11 "Effective Date" means October 1, 2001, the date the Plan is approved by the Board.

2.12 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.13 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc., or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

2.14 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests; provided, however, that to the extent required by applicable law, the term Family Member shall be limited to a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee or a trust or foundation for the exclusive benefit of any one or more of these persons.

2.15 "Grant "means an award of an Option or Restricted Stock under the Plan.

2.16 "Grant Date" means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 5 hereof, or (iii) such other date as may be specified by the Board.

2.17 "Grantee" means a person who receives or holds an Option or Restricted Stock under the Plan.

2.18 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the correspdonding provision of any subsequently enacted tax statute, as amended from time to time.

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2.19 "Nonqualified Stock Option" means a stock option that is not an Incentive Stock Option.

2.20 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

2.21 "Option Period" means the period during which Options may be exercised as set forth in Section 7 hereof.

2.22 "Option Price" means the purchase price for each share of Stock subject to an Option.

2.23 "Other Agreement" shall have the meaning set forth in Section 12 hereof.

2.24 "Plan" means this Integrated Health Technologies, Inc. 2001 Stock Option Plan, as same may be amended, revised or terminated from time to time.

2.25 "Purchase Price" means the purchase price for each share of Stock pursuant to a Grant of Restricted Stock.

2.25 "Purchase Price" means the purchase price for each share of Stock pursuant to a Grant of Restricted Stock.

2.26 “Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.27 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 9 hereof, that are subject to restrictions and to a risk of forfeiture.

2.28 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

2.29 "Service" means service as an employee, officer, director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

2.30 "Service Provider" means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser to the Company or an Affiliate.

2.31 "Stock" means the common stock of the Company, having a par value of $.002 per share.

2.32 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

2.33 "Ten-Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

3

3. ADMINISTRATION OF THE PLAN

3.1     Board.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. To the extent permitted by law, the Board may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.

3.2 Committee.

The Board from time to time may delegate to one or more Committees such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the applicable Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 3.1. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.

3.3 Grants.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i)     designate Grantees,

(ii)    determine the type or types of Grants to be made to a Grantee,

(iii)    determine the number of shares of Stock to be subject to a Grant,

(iv)    establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v)     prescribe the form of each Award Agreement evidencing a Grant, and

(vi)    amend, modify, or supplement the terms of any outstanding Grant.

As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Board shall have the right, in its discretion, to make Grants in substitution or exchange for any other grant under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an Affiliate thereof and is terminated "for cause" as defined in the applicable Award Agreement.

4

3.4 Deferral Arrangement.

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

3.5 No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4. STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 15 hereof and the limitation of the next paragraph relating to Restricted Stock, the number of shares of Stock available for issuance under the Plan shall be Thirteen Million (13,000,000) shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

Notwithstanding the preceding paragraph, of the Thirteen Million (13,000,000) shares of Stock available for issuance under the Plan, no more than twenty percent (20%) of that amount shall be available for issuance as Restricted Stock.

5. GRANT ELIGIBILITY

5.1 Employees And Other Service Providers.

Grants (including Grants of Incentive Stock Options, subject to Section 5.3) may be made under the Plan to any employee, officer or director of, or other Service Provider providing, or who has provided, services to, the Company or any Affiliate. To the extent required by applicable state law, Grants within certain states may be limited to employees and officers or employees, officers and directors.

5.2 Successive Grants.

An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

5.3 Limitations On Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

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6. AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, which specifies the number of shares subject to the Grant and provides for adjustment in accordance with Section 15. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

7. TERMS AND CONDITIONS OF OPTIONS

7.1 Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. In the case of an Incentive Stock Option the Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten-Percent Stockholder, the Option Price of an Incentive Stock Option granted to such Grantee shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date. To the extent required by applicable law, in the case of a Nonqualified Stock Option, the Option Price shall be not less than 85% of the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten-Percent Stockholder, the Option Price shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

7.2 Vesting And Option Period.

Subject to Sections 7.3 and 14.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 7.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. To the extent required by applicable law, each Option shall become exercisable at least at the rate of twenty percent (20%) per year for each of the first five (5) years from the Grant Date based on continued Service. Subject to the preceding sentence, the Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee’s Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee’s Service, (iii) immediate forfeiture of the Option in the event the Grantee’s Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company’s right of repurchase with respect to unvested shares of Stock.

7.3 Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

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7.4 Exercise Of Options On Termination Of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Grantee shall have the right to exercise the vested portion of any Option held at termination for a period of three (3) months next succeeding such termination of service with the Company for any reason (other than for Cause), and that the Grantee shall have the right to exercise the vested portion of any option Option for a period of twelve (12) months next succeeding the termination of service with the Company due to death or Disability.

7.5 Limitations On Exercise Of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company, or after ten (10) years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 14 hereof which results in termination of the Option.

7.6 Exercise Procedure.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. The Option Price shall be payable in a form described in Section 10.

7.7 Right Of Holders Of Options.

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual.

7.8 Delivery Of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock purchased upon such exercise of the Option.

8. TRANSFERABILITY OF OPTIONS

8.1 Transferability Of Options.

Except as provided in Section 8.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.2, no Option shall be assignable or transferable by the

Grantee to whom it is granted, other than by will or the laws of descent and distribution.

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8.2 Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option that is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.2 or by will or the laws of descent and distribution. The events of termination of Service under an Option shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in the Option, and the shares may be subject to repurchase by the Company or its assignee.

9. RESTRICTED STOCK

9.1 Grant Of Restricted Stock.

The Board may from time to time grant Restricted Stock to persons eligible to receive Grants under Section 5 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

9.2 Restrictions.

At the time a Grant of Restricted Stock is made, the Board shall establish a restriction period applicable to such Restricted Stock. Each Grant of Restricted Stock may be subject to a different restriction period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock is made, prescribe conditions that must be satisfied prior to the expiration of the restriction period, including the satisfaction of corporate or individual performance objectives or continued Service, in order that all or any portion of the Restricted Stock shall vest. To the extent required by applicable law, the vesting restrictions applicable to a Grant of Restricted Stock shall lapse no less rapidly than the rate of twenty percent (20%) per year for each of the first five (5) years from the Grant Date, based on continued Service.

The Board also may, in its sole discretion, shorten or terminate the restriction period or waive any of the conditions applicable to all or a portion of the Restricted Stock. The Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restriction period or prior to the satisfaction of any other conditions prescribed by the Board with respect to such Restricted Stock.

9.3 Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

9.4 Rights Of Holders Of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

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9.5 Termination Of Service.

Unless otherwise provided by the Board in the applicable Award Agreement, upon the termination of a Grantee’s Service with the Company or an Affiliate, any shares of Restricted Stock held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock.

9.6 Purchase And Delivery Of Stock.

The Grantee shall be required to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 10 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate. To the extent required by applicable law, the Purchase Price of a share of Restricted Stock shall be not less than eight-five (85%) percent of the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, the Purchase Price shall be not less than one hundred (100%) percent of the Fair Market Value on the Grant date of a share of Stock.

Upon the expiration or termination of the restriction period and the satisfaction of any other conditions prescribed by the Board, having properly paid the Purchase Price, the restrictions applicable to shares of Restricted Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

9.7. Stock Units.

The Board is authorized to grant Stock Units to Participants, which are rights to receive Shares, cash, or other property, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:

Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Board (or, if permitted by the Board, as elected by the Participant). In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Board may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Board may determine. The terms of an Award of Stock Units shall be set forth in a written Award Agreement that shall contain provisions determined by the Board and not inconsistent with the Plan. Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of Shares covered by the Stock Units, or a combination thereof, as determined by the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with share ownership. Notwithstanding the foregoing, all grants of Stock Units shall comply with the vesting terms of Sections 9.2 or as set forth in the Restricted Stock Unit Award Grant Notice. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Board, each Stock Unit shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

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Except as otherwise determined by the Board, upon termination of a Participant’s Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Stock Units), the Participant’s Stock Units (other than those Stock Units subject to deferral at the election of the Participant) shall be forfeited; provided that the Board may provide, by rule or regulation or in any Award Agreement or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Stock Units. Notwithstanding the foregoing, all grants of Stock Units shall comply with the vesting acceleration terms of Sections 9.5.

Unless otherwise determined by the Board at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in Shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, other Awards or other investment vehicles, as the Board shall determine or permit the Participant to elect.

10. FORM OF PAYMENT

10.1 General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

10.2 Surrender Of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six (6) months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise.

10.3 Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides and the shares of Stock have become publicly traded, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 11.

10.4 Promissory Note.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part with a full recourse promissory note executed by the Grantee. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Grantee pledge the Stock subject to the Grant for the purpose of securing payment of the note. In no event shall stock certificate(s) representing the Stock be released to the Grantee until such note is paid in full.

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11. WITHHOLDING TAXES

The Company or any Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or Affiliate, as the case may be, any amount that the Company or Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 11 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requi rements.

12. PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Options or Restricted Stock held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

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13. REQUIREMENTS OF LAW

13.1 General.

The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2 RULE 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

13.3 Financial Reports

To the extent required by applicable law, not less often than annually the Company shall furnish to Grantees summary financial information including a balance sheet regarding the Company’s financial conditions and results of operation, unless such Grantees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

14. EFFECT OF CHANGES IN CAPITALIZATION

14.1 Changes In Stock.

Subject to the exception set forth in the last sentence of Section 14.4, if the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares of common stock of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number of shares for which Grants of Options and Restricted Stock may be made under the Plan shall be adjusted proportionately by the Company. In addition, the number of shares for which Grants are outstanding shall be adjusted proportionately so that the proportionate interest of the Grantee in common stock immediately following such event shall, to the extent practicable, be the same as the Grantee’s interest in Stock immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

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14.2 Reorganization In Which The Company Is The Surviving Entity And In Which No Change Of Control Occurs.

Subject to the exception set forth in the last sentence of Section 14.4, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Grant theretofore made pursuant to the Plan shall pertain to and apply to the common stock shares to which a holder of the number of shares of Stock subject to such Grant would have been entitled immediately following such reorganization, merger, or consolidation, and in the case of Options, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

14.3 Reorganization, Sale Of Assets Or Sale Of Stock Which Involves A Change Of Control.

Subject to the exceptions set forth in the last sentence of this Section 14.3 and the last sentence of Section 14.4, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) either of the following two actions shall be taken: (A) fifteen (15) days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or (B) the Board may elect, in its sole discretion, to cancel any outstanding Grants and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option (the "Option Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price applicable to such Option Shares. With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option during such 15-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. This Section 14.3 shall not apply to any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of the Options and Restricted Stock theretofore granted, or for the substitution for such Options and Restricted Stock of new options and restricted stock covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.

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14.4 Adjustments.

Adjustments under this Section 14.4 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of Grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to a Grant in place of those described in Sections 14.1, 14.2 and 14.3.

14.5  No Limitations On Company.

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

15. DURATION AND AMENDMENTS

15. 1 Term Of The Plan.

The Effective Date of this Plan is the date of its adoption by the Board, subject to the approval of the Plan by the Company’s stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as next provided.

15.2 Amendment And Termination Of The Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made. An amendment to the Plan shall be contingent on approval of the Company’s stockholders only to the extent required by applicable law, regulations or rules. No Grants shall be made after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

16. GENERAL PROVISIONS 16.1 Disclaimer Of Rights

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

16.2 Nonexclusivity Of The Plan

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

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16.3 Captions

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

16.4 Other Award Agreement Provisions

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

16.5 Number And Gender

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.6 Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.7 Pooling

In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

16.8 Governing Law

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Grants awarded hereunder to the substantive laws of any other jurisdiction.

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Integrated BioPharma, Inc.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

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# PROXY

Please mark your votes like this [X]

**THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.**

FOR ☐ WITHHOLD AUTHORITY ☐

(To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below)

01-E. Gerald Kay, 02-Riva Sheppard, 03-Carl DeSantis

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

**COMPANY ID:**

**PROXY NUMBER:**

**ACCOUNT NUMBER:**

**Signature**________________ **Signature**________________ **Date**________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.